Essential to care Q2FY2009 Investor/Analyst Call February 5, 2009 Exhibit 99.3

Forward-looking statements and
GAAP reconciliation
This presentation contains forward-looking statements addressing expectations, prospects, estimates and other matters that are dependent upon future events or developments. These matters are subject to risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied. The most significant of these uncertainties are described in
Cardinal Health's Form 10-K, Form 10-Q and Form 8-K reports (including all amendments to those reports) and exhibits to those reports, and include (but are not limited to) the following: uncertainties related to the deferral in hospital capital spending affecting
Cardinal Health's Clinical and Medical Products segment and difficulties in forecasting the exact duration and potential long-term changes in hospital spending patterns; uncertainties regarding the planned spinoff of the clinical and medical products businesses as a new stand-alone entity, including the timing and terms of any such spinoff and whether such spinoff will be completed, and uncertainties regarding the impact of the planned spinoff on Cardinal Health, the new clinical and medical products company and the potential market for their respective securities; competitive pressures in Cardinal Health's various lines of business; the loss of one or more key customer or supplier relationships or changes to the terms of those relationships; uncertainties relating to timing of generic and branded pharmaceutical introductions and the frequency or rate of branded pharmaceutical price appreciation or generic pharmaceutical price deflation; changes in the distribution patterns or reimbursement rates for health-care products and/or services; the results, consequences, effects or timing of any inquiry or investigation by any regulatory authority or any legal or administrative proceedings; future actions of regulatory bodies or government authorities relating to Cardinal Health's manufacturing or sale of products and other costs or claims that could arise from its manufacturing, compounding or repackaging operations or from its other services; the costs, difficulties and uncertainties related to the integration of acquired businesses;
uncertainties related to the recent disruptions in the financial markets, including uncertainties related to the availability and/or cost of credit for Cardinal Health; the potential impact on Cardinal Health’s customers and vendors of declining economic conditions, which could impact Cardinal Health’s earnings and cash flow; and conditions in the pharmaceutical market and general economic and market conditions. This presentation reflects management's views as of Feb. 5, 2009. Except to the extent required by applicable law, Cardinal Health undertakes no obligation to update or revise any forward-looking statement. In addition, this presentation includes non-GAAP financial measures. Cardinal Health provides definitions and reconciling information at the end of this presentation and on its investor relations page at www.cardinalhealth.com. A transcript of the conference call will be available on the investor relations page at www.cardinalhealth.com.

Agenda
Opening remarks Kerry Clark
Chairman and Chief Executive Officer
Financial overview Jeff Henderson
Chief Financial Officer
HSCS comments George Barrett
Vice Chairman and CEO
Healthcare Supply Chain Services
CMP comments Dave Schlotterbeck
Vice Chairman and CEO
Clinical and Medical Products
Q&A

4 Q2 FY2009 Results * * * * * *

Q2 FY2009 Financial Review
$25,100
$538
$319
$0.88
$271.5
15.8%
($M)
8%
4%
(2%)
(1%)
%
Change
GAAP Basis
$25,100
$565
$335
$0.93
16.6%
($M)
8%
7%
2%
3%
%
Change
Non-GAAP Basis
1 % change over prior year quarter
Revenue
Operating earnings
Earnings from continuing ops
Diluted EPS from continuing ops
Operating cash flow
Return on equity
1
1

Q2 FY2009 Operating Earnings and EPS
Note: Costs associated with the spinoff are as follows:
Operating
Earnings ($M)
Diluted EPS from
Continuing
Operations
Operating
Earnings ($M)
Diluted EPS from
Continuing
Operations
GAAP consolidated $538 $0.88 $519 $0.89
Special items (Note) $20 $0.04 $30 $0.05
Impairments, (gain)/loss on sale of assets and other,
net (Note)
$7 $0.01 ($23) ($0.04)
Spinoff costs not included in special items or
impairments, (gain)/loss on sale of assets and other,
net (Note)
$0.4 $0.00 - -
Non-GAAP consolidated
$565 $0.93 $526 $0.90
Spinoff costs included in special items or
impairments, (gain)/loss on sale of assets and other,
net $14.1
Spinoff costs not included in special items or
impairments, (gain)/loss on sale of assets and other,
net
$0.4
Total spinoff costs
$14.5
Q2 FY 2009 Q2 FY 2008

Healthcare Supply Chain Services
Business Analysis
Highlights:
• Total revenue up 8% on growth in the pharma and medical supply chain business
• Revenue from bulk pharmaceutical customers up 15% on increased volumes from existing customers
• Revenue from non-bulk pharmaceutical customers up 2%, driven by growth in the hospital market and the Borschow acquisition, partially offset by the previously reported shift in volume from non-bulk to bulk from a large customer and residual impact of controlled substance anti-
diversion
• Segment profit up 6%, driven by increased profit dollars from generic products, branded price inflation, sales volume growth, and strong performance in nuclear pharmacy, partially offset by pharma customer repricings and controlled substance anti-diversion impact
Revenue
Segment Profit
24,096
333
Q2 FY09
($M)
22,346
315
Q2 FY08
($M)
8%
6%
% Change
1
Bulk pharmaceutical customers consist of Healthcare Supply Chain Services customers towhich the segment distributes pharmaceutical, radiopharmaceutical and over-the-counter health care products to the customers’ centralized warehouse operations and mail order businesses
2
Non-bulk pharmaceutical customers consist of Healthcare Supply Chain Services customers to which the segment distributes pharmaceutical, radiopharmaceutical and over-the-counter health care products other than bulk customers
1
2

Clinical and Medical Products
Business Analysis
Highlights:
• Segment revenue up 7% over prior year due to organic growth in dispensing, infusion, and infection prevention, and the Enturia acquisition, partially offset by the negative impact of foreign exchange
• Segment profit up 16% on the Enturia acquisition and organic growth, significantly dampened by the impact of foreign exchange and the residual impact of the increases in the cost of raw materials
• Enturia performing above expectations
• Committed contracts across infusion, dispensing, respiratory are challenged due to hospital capital spending deferral
Revenue
Segment Profit
1,215
198
Q2 FY09
($M)
1,133
171
Q2 FY08
($M)
7%
16%
% Change

FY09 Financial Goals
Flat to better
Flat to better
Clinical and Medical Products (CMP)
Flat to (5%) >6% Healthcare Supply Chain Services (HSCS)
Profit
Growth
Revenue
Growth
Segment
$3.50 - $3.60 Non-GAAP EPS  :
6-7%
Total revenue growth:
February 5, 2009
1
Non-GAAP diluted earnings per share from continuing operations
1

FY09 Assumptions Update:
February 5, 2009
• Capital deployment
– Share repurchases to no more than offset equity compensation issuances
– Expect to continue regular $0.14 quarterly dividend until spinoff is completed
• Portfolio rationalization/review
– MedSystems sale closed 8/29/08
– Tecomet sale closed 9/26/08
– Review of Medicine Shoppe International and Pharmacy Services ongoing
• Non-GAAP effective tax rate of ~34% for the year
• Interest and other slightly above $200M for the year
• Special items, impairment and other costs related to spinoff not included in guidance
– Anticipate a significant portion of costs related to spinoff may be classified as special items in accordance with company practices
– May incur in the range of $200M - $230M in expenditures in connection with the spinoff up to and including the effective date

HSCS Update
• Pharmaceutical
– All controlled substances distribution centers on-line
– Regaining momentum with non-bulk customers
– Solid progress with generic programs
– Strong nuclear pharmacy quarter, with new contracts signed
• Medical
– Solid quarter in Med Supply Chain with double-digit profit growth
– Continued focus on efficiency and SKU management

CMP Update
• Q2 results solid despite challenging market climate
– Organic growth in dispensing, infusion, infection prevention
– Strong contribution from Enturia
– Substantial, negative impact from F/X, commodities
• FY09(E) segment profit flat or better vs. FY08
– Disposables (~40% of sales) are steady, recurring stream
– Hospitals deferring capital spending
– Investment in R&D continues
• Future growth drivers
– Pipeline of innovative, clinically differentiated products
– Strong global expansion opportunities
– Differentiated focus on patient safety

13 Summary * * * * * *

FY 2009 Priorities
• Continue to invest in enhancing quality and
regulatory systems
• Return HSCS to steady growth
• Continue to invest in CMP growth
• Complete integrations (VIASYS
®
, Enturia, Borschow)
• Prepare organization for and execute spinoff

Q&A

* * *

17 Q2FY09 Trailing Five Quarters * * * * * *

Segment Analysis:  Q2FY09
$333
$24,096
Q2FY09
$292
$23,418
Q1FY09
$324
$21,863
Q4FY08
6%
8%
Q2FY09/
Q2FY08
% change
$377 $315 Segment
Profit ($M)
$21,923 $22,346 Revenue
($M)
Q3FY08 Q2FY08
Healthcare Supply Chain Services
$198
$1,215
Q2FY09
$167
$1,155
Q1FY09
$229
$1,270
Q4FY08
16%
7%
Q2FY09/
Q2FY08
% change
$190 $171 Segment
Profit ($M)
$1,170 $1,133 Revenue
($M)
Q3FY08 Q2FY08
Clinical and Medical Products

19 Segment Analysis: Q2FY09 $31 $265 Q2FY09 $24 $273 Q1FY09 $27 $288 Q4FY08 25% (12%) Q2FY09/ Q2FY08 % change $26 $25 Segment Profit ($M) $308 $301 Revenue ($M) Q3FY08 Q2FY08 All Other Segment

20 GAAP to Non-GAAP Reconciliation Statements * * * * * * * * * *

CARDINAL HEALTH, INC. AND SUBSIDIARIES

GAAP / NON-GAAP RECONCILIATION

	Second Quarter 2009					Year-to-Date 2009
(in millions, except per Common Share amounts)	GAAP	Special Items	Other Spin-Off Costs	Impairments, (Gain)/Loss on Sale of Assets and Other, Net	Non-GAAP [1]	GAAP	Special Items	Other Spin-Off Costs	Impairments, (Gain)/Loss on Sale of Assets and Other, Net	Non-GAAP [1]
Operating Earnings
Amount	$538	$20	—	$7	$565	$964	$72	—	$10	$1,047
Growth Rate	4%				7%	(4)%				1%
Provision for Income Taxes	$157	$7	—	$3	$167	$271	$24	—	$24	$320
Earnings from Continuing Operations
Amount	$319	$13	—	$4	$335	$569	$48	—	($14)	$603
Growth Rate	(2)%				2%	(9)%				(7)%
Diluted EPS from Continuing Operations
Amount	$0.88	$0.04	—	$0.01	$0.93	$1.57	$0.13	—	($0.03)	$1.67
Growth Rate	(1)%				3%	(8)%				(5)%

	Second Quarter 2008					Year-to-Date 2008
	GAAP	Special Items	Other Spin-Off Costs	Impairments, (Gain)/Loss on Sale of Assets and Other, Net	Non-GAAP [1]	GAAP	Special Items	Other Spin-Off Costs	Impairments, (Gain)/Loss on Sale of Assets and Other, Net	Non-GAAP [1]
Operating Earnings
Amount	$519	$30	—	($23)	$526	$1,009	$52	—	($23)	$1,038
Growth Rate	1%				(3)%	5%				2%
Provision for Income Taxes	$144	$11	—	($9)	$147	$288	$19	—	($9)	$298
Earnings from Continuing Operations
Amount	$325	$18	—	($14)	$329	$628	$33	—	($14)	$647
Growth Rate	3%				(3)%	4%				—
Diluted EPS from Continuing Operations
Amount	$0.89	$0.05	—	($0.04)	$0.90	$1.71	$0.09	—	($0.04)	$1.76
Growth Rate	16%				8%	16%				12%

The sum of the components may not equal the total due to rounding

[1]	See definitions for explanation of a change in the method of calculating these financial measures from prior quarters.

CARDINAL HEALTH, INC. AND SUBSIDIARIES

GAAP / NON-GAAP RECONCILIATION

	Second Quarter		Year-to-Date
(in millions)	2009	2008	2009	2008
GAAP Return on Equity	15.8%	18.3%	14.3%	17.4%
Non-GAAP Return on Equity
Net earnings	$316.5	$324.7	$565.6	$626.5
Special items, net of tax, in continuing operations	12.5	18.3	47.7	33.1
Other Spin-Off Costs, net of tax	0.2	—	0.2	—
Impairments, (gain)/loss on sale of assets and other, net, net of tax, in continuing operations	3.5	(14.2)	(13.8)	(14.3)

Adjusted net earnings	$332.7	$328.8	$599.7	$645.3
Annualized	$1,330.8	$1,315.2	$1,199.4	$1,290.6
Divided by average shareholders’ equity [1]	$8,023.0	$7,088.2	$7,931.2	$7,184.4
Non-GAAP return on equity [2]	16.6%	18.6%	15.1%	18.0%

	Second Quarter		Year-to-Date
	2009	2008	2009	2008
GAAP Return on Invested Capital	7.36%	7.70%	6.69%	7.42%
Non-GAAP Return on Invested Capital
Net earnings	$316.5	$324.7	$565.6	$626.5
Special items, net of tax, in continuing operations	12.5	18.3	47.7	33.1
Other Spin-Off Costs, net of tax	0.2	—	0.2	—
Impairments, (gain)/loss on sale of assets and other, net, net of tax, in continuing operations	3.5	(14.2)	(13.8)	(14.3)
Interest expense and other, net of tax	39.9	32.0	79.8	59.4

Adjusted net earnings	$372.6	$360.8	$679.5	$704.7
Annualized	$1,490.4	$1,443.2	$1,359.0	$1,409.4
Divided by average total invested capital [3]	$19,372.5	$18,529.9	$19,292.8	$18,483.2
Non-GAAP return on invested capital [2]	7.69%	7.79%	7.04%	7.63%

[1]

The average shareholders’ equity shown above is calculated using the average of the prior and current quarters except for year-to-date which is calculated as the average of shareholders’ equity at the end of the prior years’ fourth quarter plus each of the current year quarters.

[2]	See definitions for explanation of a change in the method of calculating these financial measures from prior quarters.

[3]

Total invested capital is calculated as the sum of the current portion of long-term obligations and other short-term borrowings, long-term obligations, total shareholders’ equity and unrecorded goodwill. The average total invested capital is calculated using the average of total invested capital at the end of the prior and current quarters except for year-to-date which is calculated as the average of the prior years’ fourth quarter plus each of the current year quarters. Unrecorded goodwill is $7.5 billion for all periods presented.

CARDINAL HEALTH, INC. AND SUBSIDIARIES

GAAP / NON-GAAP RECONCILIATION

	Second Quarter		Year-to-Date
(in millions)	2009	2008	2009	2008
GAAP Effective Tax Rate from Continuing Operations	33.0%	30.7%	32.3%	31.4%
Non-GAAP Effective Tax Rate from Continuing Operations
Earnings before income taxes and discontinued operations	$475.5	$469.2	$839.4	$916.1
Special items	19.7	29.5	72.1	52.0
Other Spin-Off Costs	0.4	—	0.4	—
Impairments, (gain)/loss on sale of assets and other, net	6.9	(23.0)	10.5	(23.2)

Adjusted earnings before income taxes and discontinued operations	$502.5	$475.7	$922.4	$944.9
Provision for income taxes	$156.6	$144.1	$270.7	$287.8
Special items tax benefit	7.2	11.2	24.4	18.9
Other Spin-Off Costs tax benefit	0.2	—	0.2	—
Impairments, (gain)/loss on sale of assets and other, net, tax impact	3.4	(8.8)	24.3	(8.9)

Adjusted provision for income taxes	$167.4	$146.5	$319.6	$297.8
Non-GAAP effective tax rate from continuing operations [1]	33.3%	30.8%	34.6%	31.5%

	Second Quarter
	2009	2008
Debt to Total Capital	32%	36%
Net Debt to Capital
Current portion of long-term obligations and other short-term borrowings	$467.4	$673.6
Long-term obligations, less current portion and other short-term borrowings	3,389.2	3,396.5

Debt	$3,856.6	$4,070.1
Cash and equivalents	(772.6)	(1,184.4)

Net debt	$3,084.0	$2,885.7
Total shareholders’ equity	$8,127.9	$7,108.1
Capital	$11,211.9	$9,993.8
Net debt to capital	28%	29%

Forward-Looking Non-GAAP Financial Measures

The Company presents non-GAAP earnings from continuing operations and non-GAAP effective tax rate from continuing operations (and presentations derived from these financial measures) on a forward-looking basis. The most directly comparable forward-looking GAAP measures are earnings from continuing operations and effective tax rate from continuing operations. The Company is unable to provide a quantitative reconciliation of these forward-looking non-GAAP measures to the most comparable forward-looking GAAP measures because the Company cannot reliably forecast special items, impairments, (gain)/loss on sale of assets and other, net and Other Spin-Off Costs, which are difficult to predict and estimate and are primarily dependent on future events. Please note that the unavailable reconciling items could significantly impact the Company’s future financial results.

[1]	See definitions for explanation of a change in the method of calculating this financial measure from prior quarters.

CARDINAL HEALTH, INC. AND SUBSIDIARIES

DEFINITIONS

GAAP

Debt: long-term obligations plus short-term borrowings

Debt to Total Capital: debt divided by (debt plus total shareholders’ equity)

Diluted EPS from Continuing Operations: earnings from continuing operations divided by diluted weighted average shares outstanding

Effective Tax Rate from Continuing Operations: provision for income taxes divided by earnings before income taxes and discontinued operations

Operating Cash Flow: net cash provided by / (used in) operating activities from continuing operations

Other Spin-Off Costs: costs incurred in connection with the Company’s plans to spin off most of its clinical and medical products businesses that are not included in special items or impairments, (gain)/loss on sale of assets and other, net

Segment Profit: segment revenue minus (segment cost of products sold and segment selling, general and administrative expenses)

Segment Profit Margin: segment profit divided by segment revenue

Segment Profit Mix: segment profit divided by total segment profit for all segments

Return on Equity: annualized net earnings divided by average shareholders’ equity

Return on Invested Capital: annualized net earnings plus interest expense and other divided by (average total shareholders’ equity plus debt plus unrecorded goodwill)

Revenue Mix: segment revenue divided by total segment revenue for all segments

NON-GAAP

Net Debt to Capital: net debt divided by (net debt plus total shareholders’ equity)

Net Debt: debt minus (cash and equivalents and short-term investments available for sale)

Non-GAAP Diluted EPS from Continuing Operations: non-GAAP earnings from continuing operations divided by diluted weighted average shares outstanding 1

Non-GAAP Diluted EPS from Continuing Operations Growth Rate: (current period non-GAAP diluted EPS from continuing operations minus prior period non-GAAP diluted EPS from continuing operations) divided by prior period non-GAAP diluted EPS from continuing operations 1

Non-GAAP Earnings from Continuing Operations: earnings from continuing operations excluding (1) special items, (2) impairments, (gain)/loss on sale of assets and other, net and (3) Other Spin-Off Costs, each net of tax 1

Non-GAAP Earnings from Continuing Operations Growth Rate: (current period non-GAAP earnings from continuing operations minus prior period non-GAAP earnings from continuing operations) divided by prior period non-GAAP earnings from continuing operations 1

Non-GAAP Effective Tax Rate from Continuing Operations: (provision for income taxes adjusted for (1) special items, (2) impairments, (gain)/loss on sale of assets and other, net and (3) Other Spin-Off Costs) divided by (earnings before income taxes and discontinued operations adjusted for (1) special items, (2) impairments, (gain)/loss on sale of assets and other, net and (3) Other Spin-Off Costs) 1

Non-GAAP Operating Earnings: operating earnings excluding (1) special items, (2) impairments, (gain)/loss on sale of assets and other, net and (3) Other Spin-Off Costs 1

Non-GAAP Operating Earnings Growth Rate: (current period non-GAAP operating earnings minus prior period non-GAAP operating earnings) divided by prior period non-GAAP operating earnings 1

Non-GAAP Return on Equity: (annualized current period net earnings excluding (1) special items, (2) impairments, (gain)/loss on sale of assets and other, net and (3) Other Spin-Off Costs, each net of tax) divided by average shareholders’ equity 1

Non-GAAP Return on Invested Capital: (annualized net earnings excluding (1) special items, (2) impairments, (gain)/loss on sale of assets and other, net, (3) Other Spin-Off Costs and (4) interest expense and other, each net of tax) divided by (average total shareholders’ equity plus debt plus unrecorded goodwill) 1

[1]

During the second quarter of fiscal 2009, the Company began to exclude Other Spin-Off Costs from the calculation of this non-GAAP financial measure. Prior year results have been recast to reflect the new calculation methodology.